GUIDESTONE FUNDS
Supplement dated May 20, 2025
to
Prospectus, Summary Prospectus and Statement of Additional Information, each dated May 1, 2025, for Impact Equity Fund (the “Fund”)
This supplement provides new information beyond that contained in the Prospectus, Summary Prospectus and Statement of Additional Information. It should be retained and read in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information.
IMPACT EQUITY FUND
At its May 20, 2025 meeting, the Board of Directors of GuideStone Funds approved a plan to liquidate and terminate the Fund, upon the recommendation of GuideStone Capital Management, LLC, the Fund’s investment adviser. After the close of business on July 18, 2025, the Fund will no longer accept new investments. The date of liquidation of the Fund is anticipated to be on or about July 25, 2025, (the “Liquidation Date”).
The Fund pursues its investment objective of seeking long-term capital appreciation by investing in a diversified portfolio of equity securities issued by both U.S. and non-U.S. companies across different industries and economic sectors. In connection with the liquidation, the Fund will depart from its stated investment objective, and may begin to do so immediately, as it begins to convert portfolio securities to cash or cash equivalents in preparation for the final distribution(s) to shareholders.
Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of another GuideStone Fund in accordance with the terms of the Fund’s prospectus. You also may redeem your shares of the Fund at any time prior to the Liquidation Date. The Fund will distribute cash pro rata to all remaining shareholders who have not previously exchanged or redeemed all of their shares on or about the Liquidation Date. Once distribution is complete, the Fund will terminate.
The exchange, redemption or liquidation of your Fund shares will be a taxable event, on which you will realize a taxable gain (or loss), to the extent that your tax basis in the shares is lower (or higher) than the price at which your shares are exchanged, redeemed or liquidated. If you own Fund shares in a tax-deferred account, such as an individual retirement account, 401(k) or 403(b) account, distribution to the account of the liquidation proceeds will not be subject to current income taxation. You should consult your tax adviser about the Fund’s liquidation and its tax consequences to you, if any. You should also consult your tax adviser before initiating any exchange or redemption of Fund shares.
For more information, please contact us at 1-888-GS-FUNDS (1-888-473-8637) 7 a.m. to 6 p.m. Central time, Monday through Friday.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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